Contingencies	12 Months Ended
Dec. 31, 2019
Commitments and Contingencies Disclosure [Abstract]
Contingencies
19.	Contingencies:

(a)
The Company may, from time to time, be subject to claims and legal proceedings brought against it in the normal course of business. Such matters are subject to many uncertainties. Management believes that adequate provisions have been made in the accounts where required and the ultimate resolution of such contingencies will not have a material adverse effect on the consolidated financial position of the Company.

On December 12, 2019, a putative securities class action complaint was filed against the Company and certain of its current and past officers (collectively “the Defendants”) in the United States District Court for the Southern District of New York. The Court appointed co-lead
plaintiffs on February 25, 2020. The complaint purports to be on behalf of investors who purchased or otherwise acquired Correvio securities during the period October 23, 2018 to December 5, 2019, inclusive (the “Class Period”), and were damaged thereby.
The complaint alleges, among other things, that the Company made materially false and misleading statements and omissions regarding the Company’s business, operational and compliance policies. Specifically, the complaint alleges that the Company made false and/or misleading statements and/or failed to disclose that data supporting the resubmitted New Drug Application (“NDA”) for Brinavess
®
did not minimize the significant health and safety issues observed in connection with the drug’s original NDA and that the foregoing substantially diminished the likelihood that the U.S. Food and Drug Administration would approve the resubmitted NDA, which purportedly artificially inflated the market value of the Company’s securities. An amended complaint is due on May 1, 2020.
The plaintiffs have not specified an amount of alleged damages in the action. Because this action is in the early stages, the possible loss or range of losses, if any, arising from the litigation cannot be estimated. The Company believes that the claims asserted in the complaint are without merit and intends to defend the lawsuit vigorously.

(b)
The Company entered into indemnification agreements with all officers and directors. The maximum potential amount of future payments required under these indemnification agreements is unlimited. However, the Company maintains liability insurance that limits the exposure and enables the Company, and/or its officers and directors, to recover future amounts paid, less any deductible amounts pursuant to the terms of the respective policies.

(c)
The Company has entered into license and research agreements with third parties that include indemnification provisions that are customary in the industry. These indemnification provisions generally require the Company to compensate the other party for certain damages and costs incurred as a result of third-party claims or damages arising from these transactions. In some cases, the maximum potential amount of future payments that could be required under these indemnification provisions is unlimited. These indemnification provisions may survive termination of the underlying agreement. The nature of the indemnification obligations prevents the Company from making a reasonable estimate of the maximum potential amount it could be required to pay. Historically, the Company has not made any indemnification payments under such agreements and no amount has been accrued in the accompanying consolidated financial statements with respect to these indemnification obligations.